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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 (File No. 333-71369) of our report dated February 20, 1998 on our audit of the financial statements of Talus, Incorporated. We also consent to the reference to our firm under the caption "Experts."




/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


McClean, Virginia
March 9, 1999